UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: (Date of Earliest Event Reported): May 10, 2022

PHX MINERALS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-31759	73-1055775
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1601 NW Expressway,
Suite 1100
Oklahoma City, OK	73118
(Address of principal executive offices)	(Zip code)

(405) 948-1560

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant in Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01666 par value	PHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01 Entry into a Material Definitive Agreement

On May 10, 2022, PHX Minerals Inc. (the “Company”) entered into Amendment No. 1 (the “Amendment”) to At-The-Market Equity Offering Sales Agreement (the “Original Sales Agreement”), with Stifel, Nicolaus & Company, Incorporated, as sales agent and/or principal (“Stifel”).  The Original Sales Agreement as amended by the Amendment is referred to in this Current Report on Form 8‑K as the “Sales Agreement.” Pursuant to the Sales Agreement, the Company may offer and sell, from time to time through Stifel, up to 3,000,000 shares (the “Shares”) of its common stock, par value $0.01666 per share.  The offer and sale of the Shares are made pursuant to a shelf registration statement on Form S-3 (File No. 333-249538), as amended, including as amended by Post-Effective Amendment No. 1 thereto, which became effective on May 5, 2022, the related prospectus, which was originally declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on February 24, 2021, a prospectus supplement dated August 25, 2021 related thereto, and the documents incorporated therein by reference.  A description of the Original Sales Agreement is set forth in the Company’s Current Report on Form 8-K filed with the SEC on August 25, 2021 (the “Original ATM 8‑K”), and a copy of the Original Sales Agreement was filed as Exhibit 1.1 to the Original ATM 8‑K.

The Amendment amends the Original Sales Agreement primarily to address the reincorporation of the Company from Oklahoma to Delaware, which became effective April 1, 2022.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment.  A copy of the Amendment is filed with this Current Report on Form 8-K as Exhibit 1.1 and is incorporated herein by reference.

Item 9.01	Financial Statements & Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Amendment No. 1 to At-The-Market Equity Offering Sales Agreement, dated May 10, 2022, by and between PHX Minerals Inc. and Stifel, Nicolaus & Company, Incorporated.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHX MINERALS INC.

		By:	/s/ Chad L. Stephens
Chad L. Stephens
Chief Executive Officer

DATE:	May 10, 2022